Exhibit 10.1

AMENDMENT NO. 2
AMENDMENT NO. 2, dated as of August 8, 2013 (this “Agreement”), to the Credit Agreement dated as of September 7, 2012, as amended by Amendment No. 1 dated as of November 1, 2012 (the “First Amendment”) (as so amended, the “Credit Agreement”), among D.R. HORTON, INC., a Delaware corporation (the “Borrower”), THE ROYAL BANK OF SCOTLAND PLC, as administrative agent (in such capacity, the “Administrative Agent”) and the Lenders party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
WHEREAS, concurrently herewith, the Administrative Agent and the Additional Lenders agree with the Borrower to provide additional Revolving Credit Commitments in the aggregate amount of $125,000,000 (the “Additional Commitments”), which Additional Commitments shall increase the aggregate amount of outstanding Revolving Credit Commitments under the Credit Agreement to $725,000,000 pursuant to Section 2.18 of the Credit Agreement (the “Facility Increase”);
WHEREAS, the Borrower, the Administrative Agent and the Lenders party hereto (including the Additional Lenders) desire to extend the Revolving Credit Facility Termination Date in respect of certain of the Revolving Credit Commitments under the Credit Agreement to September 7, 2018 in accordance with the Extension Request dated as of July 8, 2013 and pursuant to Section 2.17 of the Credit Agreement (the “Revolving Credit Commitment Extension”);
WHEREAS, the parties hereto wish to make certain other amendments authorized by Section 9.02 of the Credit Agreement; and
WHEREAS, RBS Securities Inc. is acting as the sole lead arranger and bookrunner (in such capacity, the “Sole Lead Arranger”) and the other Lenders party hereto are acting as co-arrangers (each a “Co-Arranger” and together the “Co-Arrangers”) in connection with, inter alia, the Facility Increase and the Maturity Extension contemplated hereby;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.    Amendment.
(a)    The Credit Agreement (including the Schedules attached thereto) is, effective as of the Amendment Effective Date, hereby amended to be consistent with the conformed copy of the Credit Agreement (including the Schedules attached thereto) attached as Annex 1 hereto.
(b)    Exhibits C and D to the Credit Agreement are hereby replaced with Exhibits C and D hereto.

(c)    Exhibit F hereto is hereby designated as Exhibit F to the Credit Agreement.
(d)    Exhibit G hereto is hereby designated as Exhibit G to the Credit Agreement.
Section 2.    Representations and Warranties. The Loan Parties represent and warrant as of the date hereof and the Amendment Effective Date (before and after giving effect to this Agreement) that:
(a)    the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on the date hereof, the date of the Extension Request and the Amendment Effective Date (except (i) to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date and (ii) to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects); and
(b)    no Default or Unmatured Default (i) has occurred and is continuing on the date hereof, the date of the Extension Request or the Amendment Effective Date or (ii) exists or would exist after giving effect to the Facility Increase.
Section 3.    Conditions to Effectiveness. This Agreement, the Additional Commitments and the Revolving Credit Commitment Extension shall become effective and all conditions set forth in Sections 2.17 and 2.18 of the Credit Agreement shall be deemed satisfied, on the date (such date, the “Amendment Effective Date”) on which each of the following conditions is satisfied or waived:
(a)    Certain Documents. The Administrative Agent shall have received on or prior to the Amendment Effective Date each of the following, each dated the Amendment Effective Date unless otherwise indicated or agreed to by the Administrative Agent and each in form and substance satisfactory to the Administrative Agent:
(i)    this Agreement executed by all of the Required Lenders, the Loan Parties and the Administrative Agent;
(ii)    certified copies of resolutions of the board of directors of each Loan Party approving the execution, delivery and performance of this Agreement and the other documents to be executed in connection herewith;
(iii)    the articles of incorporation, by-laws, certificate of good standing, incumbency certificate and officer’s certificate of the Borrower described in Section 5.1(i), (ii) and (iii) of the Credit Agreement;
(iv)    a bring-down certificate of each other Loan Party confirming the certificates and the attachments thereto described in Section 5.1(iv), (v) and (vi) and delivered on the Closing Date remain true and correct as if made and delivered on the Amendment Effective Date;

(v)    a certificate (1) signed by the chief financial officer, controller or chief accounting officer of the Borrower, stating that on the date of the Extension Request and the Amendment Effective Date, no Default or Unmatured Default has occurred and is continuing and that all of the representations and warranties in Article VI of the Credit Agreement are true and correct in all material respects (except (i) to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date and (ii) to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects) and (2) of an Authorized Officer of the Borrower to the effect that each of the conditions set forth in Sections 2.17 and 2.18 of the Credit Agreement and this Section 3 are satisfied;
(vi)    opinions of the Borrower’s internal and external counsel substantially similar to the opinions delivered on November 1, 2012 in connection with the First Amendment, in form and substance reasonably satisfactory to the Administrative Agent; and
(vii)    a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and funds flow statement) of the Borrower for the current fiscal year, pursuant to Section 7.1(iii) of the Credit Agreement.
(b)    Fees and Expenses Paid. There shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Lenders (including any Additional Lender), as applicable, all fees and expenses (including reasonable fees and expenses of one counsel to the Administrative Agent) due and payable on or before the Amendment Effective Date and, in the case of expenses, invoiced at least two Business Days prior to the Amendment Effective Date.
Section 4.    Expenses; Indemnification. The Borrower confirms that Section 10.6 of the Credit Agreement applies to this Agreement and the transactions contemplated hereby for the benefit of the Administrative Agent and the Sole Lead Arranger.
Section 5.    Waiver. The Parties hereto waive the requirement in clause (i) of Section 2.18(b) of the Credit Agreement for the Borrower and each Additional Lender to execute and deliver a Commitment and Acceptance in connection with a Facility Increase.
Section 6.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.
Section 7.    Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 8.    Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 9.    Effect of Agreement. Except as expressly set forth herein, this Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Agreement and the Credit Agreement shall be read together and construed as a single instrument; provided, however, that nothing herein shall be interpreted to change the date of the Credit Agreement. This Agreement shall constitute a Loan Document.
Section 10.    Acknowledgement and Affirmation. Each of the Borrower and each Guarantor hereby (i) expressly acknowledges the terms of the Credit Agreement as amended hereby, (ii) ratifies and affirms after giving effect to this Agreement, the Additional Commitments and the Revolving Credit Commitment Extension, its obligations under the Loan Documents (including Guaranty Agreements (as defined in the Credit Agreement)) executed by the Borrower and/or such Guarantor and (iii) after giving effect to this Agreement, the Additional Commitments and the Revolving Credit Commitment Extension, acknowledges renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

GUARANTORS:
C. RICHARD DOBSON BUILDERS, INC.
CH INVESTMENTS OF TEXAS, INC.
CHI CONSTRUCTION COMPANY
CHTEX OF TEXAS, INC.
CONTINENTAL HOMES, INC.
CONTINENTAL RESIDENTIAL, INC.
D.R. HORTON BAY, INC.
D.R. HORTON CRUCES CONSTRUCTION, INC.
D.R. HORTON, INC. – BIRMINGHAM
D.R. HORTON, INC. – CHICAGO
D.R. HORTON, INC. - DIETZ-CRANE
D.R. HORTON, INC. – FRESNO
D.R. HORTON, INC. – GREENSBORO
D.R. HORTON, INC. – GULF COAST
D.R. HORTON, INC. – HUNTSVILLE
D.R. HORTON, INC. - JACKSONVILLE
D.R. HORTON, INC. – LOUISVILLE
D.R. HORTON, INC. – MINNESOTA
D.R. HORTON, INC. - NEW JERSEY
D.R. HORTON, INC. – PORTLAND
D.R. HORTON, INC. - SACRAMENTO
D.R. HORTON, INC. – TORREY
D.R. HORTON LA NORTH, INC.
D.R. HORTON LOS ANGELES HOLDING COMPANY, INC.
D.R. HORTON MATERIALS, INC.
D.R. HORTON VEN, INC.
DRH CAMBRIDGE HOMES, INC.
DRH CONSTRUCTION, INC.
DRH REGREM XIV, INC.
DRH REGREM XV, INC.
DRH REGREM XVI, INC.
DRH REGREM XVII, INC.
DRH REGREM XVIII, INC.
DRH REGREM XIX, INC.
DRH REGREM XX, INC.
DRH REGREM XXI, INC.
DRH REGREM XXII, INC.
DRH REGREM XXIII, INC.
DRH REGREM XXIV, INC.
DRH REGREM XXV, INC.
DRH SOUTHWEST CONSTRUCTION, INC.
DRH TUCSON CONSTRUCTION, INC.
KDB HOMES, INC.
MEADOWS I, LTD.
MEADOWS II, LTD.
MEADOWS VIII, LTD.
MEADOWS IX, INC.
MEADOWS X, INC.
MELMORT CO.
MELODY HOMES, INC.
SCHULER HOMES OF CALIFORNIA, INC.

SCHULER HOMES OF OREGON, INC.
SCHULER HOMES OF WASHINGTON, INC.
SCHULER MORTGAGE, INC.
SCHULER REALTY HAWAII, INC.
SHLR OF CALIFORNIA, INC.
SHLR OF COLORADO, INC.
SHLR OF NEVADA, INC.
SHLR OF UTAH, INC.
SHLR OF WASHINGTON, INC.
VERTICAL CONSTRUCTION CORPORATION
WESTERN PACIFIC FUNDING, INC.
WESTERN PACIFIC HOUSING, INC.
WESTERN PACIFIC HOUSING MANAGEMENT, INC.

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

CONTINENTAL HOMES OF TEXAS, L.P.

By: CHTEX of Texas, Inc., its General Partner

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

D.R. HORTON MANAGEMENT COMPANY, LTD.
D.R. HORTON – EMERALD, LTD.
D.R. HORTON – TEXAS, LTD.
DRH REGREM VII, LP
DRH REGREM XII, LP

By: Meadows I, Ltd., its General Partner

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

SGS COMMUNITIES AT GRANDE QUAY, L.L.C.

By: Meadows IX, Inc., a Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

and

By: Meadows X, Inc., a Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

DRH CAMBRIDGE HOMES, LLC
D.R. HORTON SERENITY CONSTRUCTION, LLC

By: D.R. HORTON, Inc. – Chicago, its Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

HPH HOMEBUILDERS 2000 L.P.
WESTERN PACIFIC HOUSING, L.P.
WESTERN PACIFIC HOUSING-ANTIGUA, LLC
WESTERN PACIFIC HOUSING-AVIARA, L.P.
WESTERN PACIFIC HOUSING-BOARDWALK, LLC
WESTERN PACIFIC HOUSING-BROADWAY, LLC
WESTERN PACIFIC HOUSING-CANYON PARK, LLC
WESTERN PACIFIC HOUSING-CARMEL, LLC
WESTERN PACIFIC HOUSING-CARRILLO, LLC
WESTERN PACIFIC HOUSING-COMMUNICATIONS HILL, LLC
WESTERN PACIFIC HOUSING-COPPER CANYON, LLC
WESTERN PACIFIC HOUSING-CREEKSIDE, LLC
WESTERN PACIFIC HOUSING-CULVER CITY, L.P.
WESTERN PACIFIC HOUSING-DEL VALLE, LLC
WESTERN PACIFIC HOUSING-LOMAS VERDES, LLC
WESTERN PACIFIC HOUSING-LOST HILLS PARK, LLC
WESTERN PACIFIC HOUSING-MCGONIGLE CANYON, LLC
WESTERN PACIFIC HOUSING-MOUNTAINGATE, L.P.
WESTERN PACIFIC HOUSING-NORCO ESTATES, LLC
WESTERN PACIFIC HOUSING-OSO, L.P.
WESTERN PACIFIC HOUSING-PACIFIC PARK II, LLC
WESTERN PACIFIC HOUSING-PARK AVENUE EAST, LLC
WESTERN PACIFIC HOUSING-PARK AVENUE WEST, LLC
WESTERN PACIFIC HOUSING-PLAYA VISTA, LLC
WESTERN PACIFIC HOUSING-POINSETTIA, L.P.
WESTERN PACIFIC HOUSING-RIVER RIDGE, LLC
WESTERN PACIFIC HOUSING-ROBINHOOD RIDGE, LLC
WESTERN PACIFIC HOUSING-SANTA FE, LLC
WESTERN PACIFIC HOUSING-SCRIPPS, L.P.
WESTERN PACIFIC HOUSING-SCRIPPS II, LLC
WESTERN PACIFIC HOUSING-SEACOVE, L.P.
WESTERN PACIFIC HOUSING-STUDIO 528, LLC
WESTERN PACIFIC HOUSING-TERRA BAY DUETS, LLC
WESTERN PACIFIC HOUSING-TORRANCE, LLC
WESTERN PACIFIC HOUSING-TORREY COMMERCIAL, LLC
WESTERN PACIFIC HOUSING-TORREY MEADOWS, LLC
WESTERN PACIFIC HOUSING-TORREY MULTI-FAMILY, LLC
WESTERN PACIFIC HOUSING-TORREY VILLAGE CENTER, LLC
WESTERN PACIFIC HOUSING-VINEYARD TERRACE, LLC
WESTERN PACIFIC HOUSING-WINDEMERE, LLC
WESTERN PACIFIC HOUSING-WINDFLOWER, L.P.
WPH-CAMINO RUIZ, LLC

By: Western Pacific Housing Management, Inc.,
its Manager, Member or General Partner

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

SCHULER HOMES OF ARIZONA LLC
SHA CONSTRUCTION LLC

By: SRHI LLC,
its Member

By: SHLR of Nevada, Inc.
its Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

D.R. HORTON-SCHULER HOMES, LLC

By: Vertical Construction Corporation,
its Manager

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

SRHI LLC

By: SHLR of Nevada, Inc.,
its Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

SSHI LLC

By: SHLR of Washington, Inc.,
its Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

DRH REGREM XXVI, LLC
DRH REGREM XXVII, LLC
DRH REGREM XXVIII, LLC
DRH REGREM XXIX, LLC
DRH REGREM XXX, LLC

By: D.R. HORTON, Inc., its Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

THE ROYAL BANK OF SCOTLAND PLC,
as Administrative Agent, Issuing Bank and Lender

By:	/s/ Collin Dawson Name: Collin Dawson Title: Authorized Signatory

CITIBANK N.A.,
as Lender

By:	/s/ John C. Rowland Name: John C. Rowland Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Lender

By:	/s/ Mary Kay Coyle Name: Mary Kay Coyle Title: Managing Director

By:	/s/ Benjamin Souh Name: Benjamin Souh Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as Issuing Bank and Lender

By:	/s/ Mohammad Hasan Name: Mohammad Hasan Title: Vice President

UBS AG, STAMFORD BRANCH,
as Lender

By:	/s/ Lana Gifas Name: Lana Gifas Title: Director

By:	/s/ Joselin Fernandes Name: Joselin Fernandes Title: Associate Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Issuing Bank and Lender

By:	/s/ Elena Bennett Name: Elena Bennett Title: Senior Vice President

ANNEX 1

AMENDED CREDIT AGREEMENT

(See Exhibit 10.2 to the Company's Form 8-K dated August 8, 2013.)

SCHEDULE 1
LENDERS AND COMMITMENTS

Series A Revolving Credit Lender	Series A Revolving Credit Commitments
The Royal Bank of Scotland plc	$125,000,000
Citibank N.A.	$125,000,000
Deutsche Bank Trust Company Americas	$125,000,000
JPMorgan Chase Bank, N.A.	$125,000,000
Wells Fargo Bank, National Association	$125,000,000
Subtotal:	$625,000,000

Series B Revolving Credit Lender	Series B Revolving Credit Commitments
UBS AG, Stamford Branch	$100,000,000
Subtotal:	$100,000,000
TOTAL:	$725,000,000

EXHIBIT C

FORM OF COMMITMENT AND ACCEPTANCE

This Commitment and Acceptance (this “Commitment and Acceptance”) dated as of ____________, ____ entered into among the parties listed on the signature pages hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).
PRELIMINARY STATEMENTS
Reference is made to that certain Credit Agreement dated as of September 7, 2012 by and among D.R. Horton, Inc., a Delaware corporation (the “Borrower”), The Royal Bank of Scotland plc, as Administrative Agent, and the Lenders that are parties thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
Pursuant to Section 2.18 of the Credit Agreement, the Borrower has requested an increase in the Series [ ] Revolving Credit Commitment from $ ______ to $______. Such increase in the Series [ ] Revolving Credit Commitment is to become effective on _______________ (the “Increase Date”).1 In connection with such requested increase in the Series [ ] Revolving Credit Commitment, the Borrower, the Administrative Agent and ____________ (the “Accepting Lender”) hereby agree as follows:
ACCEPTING LENDER’S SERIES [ ] REVOLVING CREDIT COMMITMENT. Effective as of the Increase Date, [the Accepting Lender shall become a party to the Credit Agreement as a Lender, shall have (subject to the provisions of Section 2.18 of the Credit Agreement) all of the rights and obligations of a Lender thereunder, agrees to be bound by the terms and provisions thereof and shall thereupon have a Series [ ] Revolving Credit Commitment under and for purposes of the Credit Agreement in an amount equal to the] [the Series [ ] Revolving Credit Commitment of the Accepting Lender under the Credit Agreement shall be increased from $             to the] amount set forth opposite the Accepting Lender’s name on the signature pages hereof.
[REPRESENTATIONS AND AGREEMENTS OF ACCEPTING LENDER. The Accepting Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Commitment and Acceptance and to consummate the transactions contemplated hereby and to become a Revolving Credit Lender under the Credit Agreement, (ii) from and after the Increase Date, it shall be bound by the provisions of the Credit Agreement as a Revolving Credit Lender thereunder and, to the extent of its Series [ ] Revolving Credit Commitment, shall have the obligations of a Revolving Credit Lender thereunder and (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to this Commitment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly

_____________________
1    This date is to be agreed upon by the Borrower, the Administrative Agent and the Accepting Lender. See Section 2.18(c) of the Credit Agreement.

completed and executed by the Accepting Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Revolving Credit Lender.]2
REPRESENTATIONS OF BORROWER. The Borrower hereby represents and warrants that, as of the date hereof and as of the Increase Date, (a) no Unmatured Default or Default exists or would exist after giving effect to the Facility Increase, (b) after giving effect to the Facility Increase, the Series [ ] Revolving Credit Commitment shall not exceed the Aggregate Revolving Credit Facility Limit, (c) all financial covenants set forth in Section 7.27 would be satisfied on a pro forma basis for the most recent determination period, assuming that the Revolving Credit Loans outstanding on the date of effectiveness of the Facility Increase had been outstanding on the last day of such determination period and (d) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects (except to the extent any such representation or warranty is stated to relate solely to an earlier date).
GOVERNING LAW. This Commitment and Acceptance shall be governed by the internal law, and not the law of conflicts, of the State of New York.

_____________________
2    Paragraph 2 is to be included only if the Accepting Lender is not already a Revolving Credit Lender prior to the Increase Date.

IN WITNESS WHEREOF, the parties hereto have executed this Commitment and Acceptance by their duly authorized officers as of the date first above written.
D.R. HORTON, INC.
By:    ______________________________
    Name:    Title:
THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent
By:    ______________________________
    Name:    Title:

$_______________	[NAME OF ACCEPTING LENDER]
By:    ______________________________
    Name:    Title:

EXHIBIT D
FORM OF ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]3 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]4 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]5 hereunder are several and not joint.]6 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

_____________________
3    For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.
4    For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
5    Select as appropriate.
6    Include bracketed language if there are either multiple Assignors or multiple Assignees.

1.	Assignor[s]: _________________________________________
_________________________________________
[Assignor [is] [is not] a Defaulting Lender]

2.	Assignee[s]: _________________________________________

_________________________________________
[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]

3.	Borrower: D.R. Horton, Inc.

4.	Administrative Agent: ________________, as the administrative agent under the Credit Agreement

5.
Credit Agreement:     Credit Agreement dated as of September 7, 2012, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, among D.R. Horton, Inc., the Lenders parties thereto, The Royal Bank of Scotland plc, as Administrative Agent, and the other agents parties thereto]

6.	Assigned Interest[s]:

Assignor[s][7]	Assignee[s][8]	Facility Assigned[9]	Aggregate Amount of Commitment/Loans for all Lenders[10]	Amount of Commitment/Loans Assigned[8]	Percentage Assigned of Commitment/ Loans[11]	CUSIP Number
			$	$	%
			$	$	%
			$	$	%

[7.    Trade Date:        ______________]12
Effective Date: ______________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

_____________________
7    List each Assignor, as appropriate.
8    List each Assignee, as appropriate.
9    Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g., “Series [ ] Revolving Credit Commitment,” etc.)
10    Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
11    Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
12    To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR13
[NAME OF ASSIGNOR]
By:    ______________________________
    Title:
[NAME OF ASSIGNOR]
By:    ______________________________
    Title:
ASSIGNEE14
[NAME OF ASSIGNEE]
By:    ______________________________
    Title:
[NAME OF ASSIGNEE]
By:    ______________________________
    Title:

_____________________
13    Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).
14    Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).

[Consented to and]15 Accepted:

[NAME OF ADMINISTRATIVE AGENT],
as Administrative Agent

By:    ______________________________
    Title:

[Consented to:]16[NAME OF RELEVANT PARTY]

By:    ______________________________
    Title:

_____________________
15    To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
16    To be added only if the consent of the Borrower and/or Swing Line Lender is required by the terms of the Credit Agreement.

ANNEX 1 TO EXHIBIT D
D.R. HORTON, INC.
CREDIT AGREEMENT
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.
1.1     Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2.    Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 13.2 of the Credit Agreement (subject to such consents, if any, as may be required under Section 13.2(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vii) it shall pay to the Administrative Agent a processing and recordation fee in the amount of $3,500 pursuant to Section 13.2(b)(iv) of the Credit Agreement and (viii) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.
3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York
.

EXHIBIT F

FORM OF [swing line]17 BORROWING NOTICE

Date: [ ], 20[ ]

To:    The Royal Bank of Scotland plc, as Administrative Agent

Re:
Credit Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of September 07, 2012 among D.R. Horton, Inc. (the "Borrower"), the Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement), the Lenders from time to time party thereto, RBS Securities Inc., as Arranger and The Royal Bank of Scotland plc, as a Lender and as Administrative Agent.

Ladies and Gentlemen:

The undersigned hereby requests (select one):

☐ A borrowing of [Revolving Credit Ratable Advance] [Swing Line Advance]

☐ A conversion or continuation of Loans

1.    On [ ], 20[ ] (a Business Day).

2.    In the amount of $[ ]18.

_____________________
17    Include for Swing Line Advances.
18    ABR Loans must be in an amount that is at least $1,000,000 and an integral multiple of $1,000,000 or equal to the remaining available balance of the commitments. Eurodollar Loans must be in an amount that is at least $5,000,000 and an integral multiple of $1,000,000 or equal to the remaining available balance of the commitments. Competitive Bid Loans must be in an amount that is at least $10,000,000 and an integral multiple of $1,000,000 equal to the remaining available balance of the commitments. Swing Line Advance must be in an amount that is at least $500,000 and an integral multiple of $100,000 equal to the remaining available balance of the commitments.

3.    Comprised of     [ABR] [Eurodollar] [Competitive Bid]19 Advance    .
[Type of Loan requested]

4.    For Eurodollar Advance with an Interest Period of: [ ]

With respect to any borrowing requested herein, the undersigned Borrower hereby represents and warrants that such request complies with the requirements of Section 2.2 [and Section 2.19]20 of the Credit Agreement. This request also constitutes a reaffirmation of Section 5.2 of the Credit Agreement.

D.R. HORTON, INC.

By:
Name:
Title:

_____________________
19    Shall be ABR for Swing Line Advances.
20    Include for Swing Line Advances.

EXHIBIT G

FORM OF RATE OPTION NOTICE

Date: [ ], 20[ ]

To:    The Royal Bank of Scotland plc, as Administrative Agent

Re:
Credit Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of September 7, 2012 among D.R. Horton, Inc. (the "Borrower"), the Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I of the Credit Agreement), the Lenders from time to time party thereto, RBS Securities Inc., as Arranger and The Royal Bank of Scotland plc, as a Lender and as Administrative Agent.

Ladies and Gentlemen:

The undersigned hereby gives notice pursuant to Section 2.2.4 that (select one):

☐ A conversion of [ABR Advance into a Eurodollar Ratable Advance] [Eurodollar Ratable Advance into an ABR Advance]

☐ A continuation of [Eurodollar Ratable Advance]

1.    On [ ], 20[ ] (a Business Day).

2.    In the amount of $[ ]21.

3.     Interest Period of [ ]22.

_____________________
21    The aggregate amount and Rate Option(s) applicable to the Revolving Credit Ratable Advance(s) which is to be converted or continued.
22    Only in the case of a conversion into or continuation of a Eurodollar Ratable Advance.

D.R. HORTON, INC.

By:
Name:
Title: